Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED

FIRST LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of May 1, 2013 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012 and by the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 9, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, each Issuer, and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.                      Definitions.

  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.                      Amendment to Section 7.2.6(d) of the Credit Agreement.

  Section 7.2.6(d) of the Credit Agreement is hereby amended and restated in its entirety to the following:

(d)           Restricted Payments

to Parent or Subsidiaries of Parent in an amount not to exceed during any calendar year commencing in calendar year 2013, $350,000,000 in the aggregate;

provided, however, that notwithstanding the foregoing, the aggregate of all Restricted Payments made from June 30, 2011 pursuant to this subsection (d) shall not exceed an amount equal to the sum of $70,000,000 plus 50% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) from October 1, 2010 to the end of the Borrower’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit) plus 100% of the aggregate net cash proceeds received by the Borrower (and the Fair Market Value of any Property to the extent acquired in consideration of Equity Interests of the Borrower (other than Disqualified Stock)) after December 17, 2010 as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Borrower (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Borrower that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Borrower), provided, further,  however, that such Restricted Payments under this Section 7.2.6(d) may be made only so long as (i) no Default or Borrowing Base Deficiency has occurred and is continuing, or shall be caused thereby, (ii) the sum of (A) an amount equal to (I) the lesser of the Aggregate Commitment and the Borrowing Base less (II) the aggregate amount of the Credit Exposure of all Lenders plus (B) the aggregate amount of all cash and Cash Equivalent Investments of the Borrower and its Subsidiaries after giving effect to such proposed Restricted Payment, shall equal or exceed the greater of $150,000,000 and an amount equal to 15% of the lesser of the Aggregate Commitment and the Borrowing Base, and (iii) prior to the making of any such Restricted Payment (or any Investment permitted pursuant to Section 7.2.5(m) in lieu of a Restricted Payment), the Borrower delivers a certificate substantially in the form of Exhibit K hereto with appropriate insertions to the Administrative Agent certifying as to the satisfaction of the conditions set forth in the immediately foregoing clauses (i) and (ii), to the extent applicable and certifying the aggregate amount of all such Restricted Payments (and Investments in lieu thereof) made from the first day of the relevant calendar year up to and including the date of such Restricted Payment; and

Section 3.                      Amendment to Exhibit K of Credit Agreement.  Exhibit K of the Credit Agreement is deleted and replaced by the Exhibit K in the form attached hereto as Annex I.

Section 4.                      Conditions to Effectiveness.

  This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section 3 have been satisfied.

(a)           The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and the Required Lenders.

The Administrative Agent shall have received counterparts of each applicable work fee letter signed on behalf of each party thereto (the “Work Fee Letter”).

(c)           The Administrative Agent shall have received a certificate from the Borrower certifying as to the matters set forth in Section 5.2.1 of the Credit Agreement, provided that each reference to a “Credit Extension” shall be deemed to be a reference to entering into this Amendment and the transactions contemplated hereby.

(d)           The Administrative Agent shall have received such other documents and amendments to the Loan Documents as it may reasonably request.

(e)           The representations and warranties in Section 4 below shall be true and correct.

(f)           No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

(g)           The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 of the Credit Agreement, the Work Fee Letter and, if then invoiced, pursuant to Section 10.3 of the Credit Agreement.

Section 5.                      Representations and Warranties.

  The Borrower hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)           the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

(d)           no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 6.                      Loan Document; Ratification.

(a)           This Amendment is a Loan Document.

(b)           The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 7.                      Costs and Expenses.

  As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 8.                      GOVERNING LAW.

  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.                      Severability.

  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10.                      Counterparts.

  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11.                      No Waiver.

  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 12.                      Successors and Assigns.

  This Amendment shall be binding upon the Borrower and each other Obligor party hereto and their successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 13.                      Entire Agreement.

  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Sanjay Remond

Name: Sanjay Remond

Title: Authorised Signatory

UBS AG, STAMFORD BRANCH, as Lender and Issuer

By:	/s/ Lana Gifas

Name: Lana Gifas

Title: Director

By:	/s/ Joselin Fernandes

Name: Joselin Fernandes

Title: Associate Director

WELLS FARGO BANK, N.A., as Issuer and Lender

By:	/s/ Patrick J. Fults

Name: Patrick J. Fults

Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert S. James

Name: Robert S. James

Title: Vice President

REGIONS BANK, as Lender and
as Swing Line Lender

By:	/s/ Kelly L. Elmore III

Name: Kelly L. Elmore III

Title: Senior Vice President

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser

Name: Juli Bieser

Title: Director

NATIXIS, as Lender

By:	/s/ Timothy Polvado

Name: Timothy Polvado

Title: Senior Managing Director

By:	/s/ Mary Lou Allen

Name: Mary Lou Allen

Title: Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Terry Donovan

Name: Terry Donovan

Title: Managing Director

CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos

Name: Peter Kardos

Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy

Name: Vanessa A. Kurbatskiy

Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Kevin Buddhdew

Name: Kevin Buddhdew

Title: Authorized Signatory

By:	/s/ Michael Spaight

Name: Michael Spaight

Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Marie Fernandes

Name: Marie Fernandes

Title: Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin A. James

Name: Kevin A. James

Title: Vice President

IBERIABANK, as Lender

By:	/s/ Cameron D. Jones

Name: Cameron D. Jones

Title: Vice President

COMERICA BANK, as Lender

By:	/s/ Jeff Treadway

Name: Jeff Treadway

Title: Vice President

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva

Name: Liana Tchernysheva

Title: Senior Vice President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI PIPELINE II, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

MS ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ANNEX I

EXHIBIT K

RESTRICTED PAYMENT CERTIFICATE

ENERGY XXI GULF COAST, INC.

[_______________] [___], 201[__]

This certificate is delivered pursuant to Section 7.2.6(d) of the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended from time to time, by and among Energy XXI Gulf Coast, Inc., as the Borrower, certain financial institutions and other persons from time to time parties thereto, as the Lenders, The Royal Bank of Scotland plc, as the Administrative Agent, and the other persons parties thereto in the capacities therein specified (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”).  Terms used herein, unless otherwise defined herein, have the meanings provided in the First Lien Credit Agreement.

[_________________] hereby represents and warrants that he is an Authorized Officer of the Borrower and further certifies, represents and warrants (as of the date hereof) to each of the following statements, for and on behalf of the Borrower:

1.           Restricted Payment.  The Borrower proposes to make a Restricted Payment pursuant to Section 7.2.6(d) of the First Lien Credit Agreement (or an Investment permitted by Section 7.2.5(m) in lieu thereof), which such Restricted Payment (or Investment) shall be made in the amount of $[_____________] (the “Proposed Restricted Payment”).

2.           No Default or Deficiency.  No Default or Borrowing Base Deficiency has occurred and is continuing as of the date hereof or shall be caused by the making of the Proposed Restricted Payment (or Investment).

3.           Financial Test.  After giving effect to such Proposed Restricted Payment or the sum of (a) an amount equal to (i) the lesser of the Aggregate Commitment and the Borrowing Base less (ii) the aggregate amount of the Credit Exposure of all Lenders plus (b) the aggregate amount of all cash and Cash Equivalent Investments of the Borrower and its Subsidiaries, shall equal or exceed the greater of $150,000,000 and an amount equal to 15% of the lesser of the Aggregate Commitment and the Borrowing Base.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed and delivered, and the certifications, representations and warranties contained herein to be made, by its Authorized Officer as of the date hereof.

ENERGY XXI GULF COAST, INC.

By:

[________________]

[________________]